Exhibit 10.4
FIRST AMENDMENT TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
This First Amendment (the “Amendment”) to Amended and Restated Investor Rights Agreement, dated as of June 13, 2024 (the “Effective Date”), is entered into by and among Blue Owl Capital Inc. (the “Company”) and the other parties thereto;

WHEREAS, reference is made to the Amended and Restated Investor Rights Agreement, dated as of August 7, 2023 (as amended, the “Investor Rights Agreement”), by and among Blue Owl Capital Inc. (the “Company”), Neuberger Berman Group LLC, a Delaware limited liability company (“NB”) and the other parties thereto; and

WHEREAS, in connection with the Company’s adoption of the Amended and Restated Blue Owl Capital Inc. 2021 Equity Incentive Plan, the parties hereto desire to amend the Investor Rights Agreement in the form of this Amendment in accordance with the terms and conditions of the Investor Rights Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound, the Parties agree as follows:

AGREEMENT:
Section 1.     Amendment to Section 2.3(a). Effective, Section 2.3(a)(ii) of the Investor Rights Agreement is hereby amended and restated in its entirety as follows, with new text bolded and underlined:
“(ii)    create any new employee equity incentive plan or Amend any existing employee equity incentive plan, including by increasing the number of Equity Securities available for issuance under any such employee equity incentive plan, or issue Equity Securities under any such employee equity incentive plan in excess of (a) 20,000,000 for calendar year 2024, (b) 22,500,000 for calendar year 2025, (c) 25,000,000 for calendar year 2026 and (d) amounts that are agreed to in writing by NB for all subsequent calendar years through the expiration or termination of such employee equity incentive plan in accordance with its terms (for the avoidance of doubt, this Section 2.3(a)(ii) shall not prohibit or otherwise limit PubCo or its applicable Subsidiary’s ability to issue Specified Equity or issue Non-Reserved Carry);”

Section 2.     Miscellaneous. The provisions of the Investor Rights Agreement shall remain in full force and effect except as expressly amended and modified as set forth in this Amendment. This Amendment may be executed in counterparts (including by means of facsimile or scanned or emailed signature pages), any one of which need not contain the signatures of more than one party hereto, but all such counterparts taken together shall constitute one and the same agreement. This Amendment and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to any choice of law principles.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has duly executed this Agreement as of the Effective Date.
THE COMPANY
BLUE OWL CAPITAL INC.
By:    /s/ Neena Reddy
    Name: Neena Reddy
Title: General Counsel and Secretary
Notice: [Intentionally Omitted]

Signature Page to the First Amendment to the
Amended and Restated Investor Rights Agreement

ORC SELLERS:
OWL ROCK CAPITAL FEEDER LLC
By: Owl Rock Capital Partners LP, its Managing Member
By: Owl Rock Capital Partner (GP) LLC, its General Partner
/s/ Alan Kirshenbaum
Name: Alan Kirshenbaum
Title: Authorized Signatory
Notice: [Intentionally Omitted]

Signature Page to the First Amendment to the
Amended and Restated Investor Rights Agreement

ORC SELLERS:

OWL ROCK CAPITAL PARTNERS LP,
in its capacity as the ORC Principal Representative

By: /s/ Alan Kirshenbaum
Name: Alan Kirshenbaum
Title: Authorized Signatory
Notice: [Intentionally Omitted]

Signature Page to the First Amendment to the
Amended and Restated Investor Rights Agreement

ORC SELLERS:

/s/ Douglas Ostrover
Douglas Ostrover

/s/ Marc Lipschultz
Marc Lipschultz

/s/ Craig Packer
Craig Packer

/s/ Alan Kirshenbaum
Alan Kirshenbaum

Notice: [Intentionally Omitted]
Signature Page to the First Amendment to the
Amended and Restated Investor Rights Agreement

DYAL SELLERS:
NEUBERGER BERMAN GROUP LLC
By:    /s/ Jacques Lilly
Name:    Jacques Lilly
Title:    Head of Corporate Development
Notice: [Intentionally Omitted]

DYAL CAPITAL SLP LP
By:    /s/ Michael Rees
Name:    Michael Rees
Title:    Authorized Signatory
Notice: [Intentionally Omitted]

Signature Page to the First Amendment to the
Amended and Restated Investor Rights Agreement

DYAL SELLERS:

/s/ Michael Rees
Michael Rees

/s/ Sean Ward
Sean Ward

/s/ Andrew Laurino
Andrew Laurino

Notice: [Intentionally Omitted]

Signature Page to the First Amendment to the
Amended and Restated Investor Rights Agreement